UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On March 19, 2013, Philip Morris International Inc. (“PMI”) issued €1,250,000,000 aggregate principal amount of its 1.750% Notes due 2020 (the “2020 Notes”) and €750,000,000 aggregate principal amount of its 2.750% Notes due 2025 (the “2025 Notes” and, together with the 2020 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on March 14, 2013, PMI entered into a Terms Agreement (the “Terms Agreement”) with BNP Paribas, Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc, The Royal Bank of Scotland plc and Banco Bilbao Vizcaya Argentaria, S.A. (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 28, 2011 and a Prospectus Supplement (the “Prospectus Supplement”) dated March 14, 2013 (Registration No. 333-172490) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2020 Notes and the 2025 Notes is payable annually on March 19 of each year, commencing March 19, 2014, to holders of record on the preceding March 4, as the case may be.

The 2020 Notes will mature on March 19, 2020, and the 2025 Notes will mature on March 19, 2025.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3 and 4.4 respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the Underwriters are lenders under PMI’s Revolving Credit Facility pursuant to an Amended and Restated Credit Agreement dated May 11, 2011 (the “2015 Facility”), PMI’s Revolving Credit Facility pursuant to a Credit Agreement dated October 25, 2011 (the “2016 Facility”) and PMI’s Revolving Credit Facility pursuant to a Credit Agreement dated February 12, 2013 (the “2014 Facility”). BNP Paribas (Suisse) SA, an affiliate of BNP Paribas, Credit Suisse AG, Cayman Islands Branch, an affiliate of Credit Suisse Securities (Europe) Limited, Deutsche Bank AG New York Branch, an affiliate of Deutsche Bank AG, London Branch, HSBC Bank plc, an affiliate of the Trustee, JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities plc, and Banco Bilbao Vizcaya Argentaria, S.A., New York Branch, an affiliate of Banco Bilbao Vizcaya Argentaria, S.A., Deutsche Bank AG, London Branch and The Royal Bank of Scotland plc are lenders under the 2014 Facility, the 2015 Facility and the 2016 Facility. In addition, certain of the Underwriters and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01.   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))
1.2

Terms Agreement, dated March 14, 2013, among PMI and BNP Paribas, Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc, The Royal Bank of Scotland plc and Banco Bilbao Vizcaya Argentaria, S.A., as Underwriters

4.1	Form of 1.750% Notes due 2020
4.2	Form of 2.750% Notes due 2025
4.3	Form of 1.750% International Global Notes due 2020
4.4	Form of 2.750% International Global Notes due 2025
5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and
Corporate Secretary

DATE: March 19, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2

 Terms Agreement, dated March 14, 2013, among PMI and BNP Paribas, Credit Suisse Securities (Europe) Limited,  Deutsche Bank AG, London Branch, J.P. Morgan Securities plc, The Royal Bank of Scotland plc and Banco Bilbao Vizcaya Argentaria, S.A., as Underwriters

4.1	Form of 1.750% Notes due 2020

4.2	Form of 2.750% Notes due 2025

4.3	Form of 1.750% International Global Notes due 2020

4.4	Form of 2.750% International Global Notes due 2025

5.1	Opinion of Hunton & Williams LLP